Exhibit 99.1

Ondas Holdings Appoints Joe Popolo to Board of Directors, Expanding Strategic Vision and Strengthening Leadership

Popolo is Ondas Holdings’ largest shareholder with approximately 19% beneficial ownership

MARLBOROUGH, MA / ACCESSWIRE / April 1, 2024 / Ondas Holdings Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of private industrial wireless networks and commercial drone and automated data solutions, announces the appointment of Joe Popolo to its Board of Directors. Mr. Popolo, recognized for his transformative leadership and strategic acumen, brings a distinguished track record of success to the Ondas team.

Mr. Popolo has made a substantial investment in Ondas Holdings, demonstrating his strong belief in the Company’s direction and growth prospects. With his current stake of approximately 19% beneficial ownership, Popolo’s investment closely aligns his interests with those of other shareholders, affirming a shared confidence in Ondas’ potential to lead its markets in industrial wireless networks and in commercial drones.

Throughout his extensive career, Joe Popolo has consistently delivered exceptional results and spearheaded transformative initiatives in leadership roles. As the Founder and CEO of Charles & Potomac Capital, LLC, he has cultivated a diverse portfolio of investments spanning technology, healthcare, media, energy, and real estate. His strategic foresight and commitment to excellence have propelled numerous businesses to new heights, driving sustainable growth and maximizing shareholder value.

During his tenure leading Freeman Company, Joe Popolo orchestrated a remarkable evolution, propelling the organization to become the foremost live event and brand experience company worldwide. Under his leadership, Freeman achieved unprecedented growth, expanding revenue to $3 billion and established a global footprint across four continents. His visionary leadership and strategic acumen were instrumental in navigating complex mergers and acquisitions, including the successful sale of Freeman’s Encore Event Technology subsidiary to Blackstone in 2019.

“We are delighted to welcome Joe to Ondas’ Board of Directors,” said Eric Brock, Ondas Chairman and CEO. “Joe’s extensive experience, demonstrated by a long track record of successfully building and operating businesses, will be invaluable. His significant financial commitment aligns directly with Ondas’ shareholders, and I am confident that together with our existing board members and management team, we will create substantial shareholder value in the quarters and years ahead.”

Mr. Popolo’s appointment emphasizes Ondas Holdings’ commitment to assembling a diverse and dynamic board of directors with valuable operating expertise and a shared vision for success. We believe his insights and strategic guidance will play a pivotal role in shaping the Company’s future direction and driving sustainable value creation for shareholders and stakeholders alike.

“I am honored to join the Board of Directors at Ondas Holdings and contribute to the Company’s growth and success,” said Joe Popolo. “Ondas is at the forefront of innovation, providing valuable and reliable wireless and aerial data solutions to critical industrial and government markets. I look forward to lending my experience and expertise to help the leadership team scale the business and drive significant growth and profitability.”

Joe Popolo’s appointment comes at a pivotal moment for Ondas Holdings as it continues to expand its footprint and deliver innovative technology solutions to customers, helping to drive efficiencies, safety, and protection supporting the provision of critical operations and services for government, transportation, security, and defense markets globally. We believe Mr. Popolo’s deep leadership experience and strategic insight will undoubtedly strengthen the Company’s position as a leader across multiple industries.

About Ondas Holdings Inc.

Ondas Holdings Inc. (“Ondas”) is a leading provider of private wireless data solutions via Ondas Networks Inc. (“Ondas Networks”) and commercial drone solutions through Ondas Autonomous Holdings Inc. via its wholly owned subsidiaries American Robotics, Inc. (“American Robotics” or “AR”) and Airobotics LTD (“Airobotics”), which we operate as a separate business unit called Ondas Autonomous Systems.

Ondas Networks is a developer of proprietary, software-based wireless broadband technology for large established and emerging commercial and government markets. Ondas Networks’ standards-based (802.16s), multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications.

Our Ondas Autonomous Systems business unit designs, develops, and markets commercial drone solutions via the Optimus System™ – the world’s first FAA certified small UAS (sUAS) developed for aerial security and data capture and the Iron Drone Raider™ (the “Autonomous Drone Platforms”). The Autonomous Drone Platforms are highly automated, AI-powered drone systems capable of continuous, remote operation and are marketed as “drone-in-a-box” turnkey data solution services. They are deployed for critical industrial and government applications where data and information collection and processing are required. The Autonomous Drone Platforms are typically provided to customers under a Data-as-a-Service (DaaS) business model. American Robotics and Airobotics have industry leading regulatory successes which include a first of its kind FAA Type Certification for the Optimus System and having the first drone system approved by the FAA for automated operation beyond-visual-line-of-sight (BVLOS) without a human operator on-site.

Ondas Networks, American Robotics and Airobotics together provide users in oil & gas, rail, mining, agriculture, public safety and other critical infrastructure and government markets with improved connectivity and data collection and information processing capabilities.

For additional information on Ondas Holdings, visit www.ondas.com or follow Ondas Holdings on X formerly known as Twitter and LinkedIn. For additional information on Ondas Networks, visit www.ondasnetworks.com or follow Ondas Networks on X and LinkedIn. For additional information on American Robotics, visit www.american-robotics.com or follow American Robotics on X and LinkedIn. For additional information on Airobotics, visit www.airoboticsdrones.com or follow Airobotics on X and LinkedIn.

Information on our websites and social media platforms is not incorporated by reference in this release or in any of our filings with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Holdings Inc.

888.350.9994

ir@ondas.com

Media Contact for Ondas

Preston Grimes

Marketing Manager, Ondas Holdings Inc.

preston.grimes@ondas.com

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